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                                                                  EXHIBIT 10.1.2

                           WESTERN DIGITAL CORPORATION
                              AMENDED AND RESTATED
                           EMPLOYEE STOCK OPTION PLAN


        1. Purpose. The purpose of this Western Digital Corporation Employee Stock Option Plan (the "Plan") is to further the growth and development of Western Digital Corporation (the "Company") and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interest in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

        2. Incentive and Non-Qualified Stock Options. Two types of options (referred to herein as "options" without distinction between such two types) may be granted under the Plan: options intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and other options not specifically authorized or qualified for favorable income tax treatment by the Code ("Non-Qualified Stock Options").

        3.     Administration.

        3.1 Administration by Board. Subject to Section 3.2, the Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 4) of the Company and its subsidiaries those employees to whom options will be granted, to determine the timing and manner of the grant of the options, to determine the exercise price, the number of shares covered by and all of the terms of the options, to determine the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Board of any provision of the Plan, or of any grant or agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

        3.2 Administration by Committee. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee appointed by the Board (the "Committee") consisting of three Board members, each of whom, during such time as one or more persons eligible to receive options under the Plan is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") shall be disinterested within the meaning of Rule 16b-3 under the Exchange Act (or any successor rule, "Rule 16b-3"), provided, however, that the Board may from time to time increase the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. The Board or the Committee, as the case may be, is sometimes referred to herein as the "Administrator."

        4. Eligibility. Any employee (including any officer who is an employee) of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all outstanding shares of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive a grant or grants of such options under the Plan; provided, however, that notwithstanding the foregoing, any employee of the Company who owns stock possessing more than 10% of the total combined voting power of all outstanding shares of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive a grant or grants of such options under the Plan if at the time such options are granted the option exercise price therefor is at least 110% of the Fair Market Value (as defined below) of the shares subject to the option and such option by its terms



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is not exercisable after the expiration of five years from the date such option is granted. An employee may receive more than one option under the Plan. Notwithstanding the foregoing, no person who is a director of the Company shall be eligible to receive an option under the Plan unless the granting of such option shall be effected in such a manner as not to impair the Plan's qualification under Rule 16b-3.

        5. Shares Subject to Options. The stock available for issuance upon exercise of stock options granted under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares that may be issued after September 5, 1985, pursuant to exercise of options granted under the Plan shall not exceed 15,450,000 shares of Common Stock (subject to adjustment as provided herein). In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option shall not count against the share limit set forth herein and shall again be available for issuance upon exercise of stock options granted under the Plan as if no option had been granted with respect to such shares.

        6.     Terms and Conditions of Options.

        6.1 Grants of Options. Subject to the express provisions of the Plan, the Administrator shall from time to time in its discretion select those individuals to whom options shall be granted, and shall determine the terms of such options (which need not be identical) and the number of shares of Common Stock for which each may be exercised. Notwithstanding anything to the contrary herein, the number of shares of Common Stock with respect to which an option or options may be granted to any optionee in any one taxable year of the Company shall not exceed 400,000, subject to adjustment as provided herein (the "Maximum Annual Employee Grant"). Each option shall be subject to the terms and conditions of the Plan and such other terms and conditions established by the Administrator as are not inconsistent with the purpose and provisions of the Plan.

        6.2 Agreements or Confirming Memos. Options granted under the Plan may but need not be evidenced by agreements (which need not be identical) in such form and containing such provisions consistent with the Plan as the Administrator shall from time to time approve. Options not documented by written agreement shall be memorialized by a written confirming memorandum stating the material terms of the option and provided to the option recipient. Each agreement or confirming memorandum shall specify whether the subject option is an Incentive Stock Option or a Non-Qualified Stock Option.

        6.3 Optionee's Employment. Each optionee shall agree to remain in the employ of, and to render services to, the Company or its subsidiaries for a period of one year from the date the option is granted, but neither the Company nor any of its subsidiaries shall be obligated to continue to employ the optionee for any period.

        6.4 Option Exercise Price. The purchase price for the shares subject to any option shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the option is granted. For purposes of the Plan, the "Fair Market Value" of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or
(b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on the Nasdaq National Market on such date, or
(c) if the Common Stock is not then listed on an exchange or quoted on the Nasdaq National Market, an amount determined in good faith by the Administrator.

        6.5 Medium and Time of Payment. The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash or such other consideration as the Administrator may deem acceptable, including without limitation securities of the Company (delivered by or on behalf of the person exercising the option or retained by the Company from the stock otherwise issuable upon exercise and valued at Fair Market Value as of the exercise date), provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise. Shares of Common Stock transferred to the Company upon exercise of an option shall not increase the number of shares available for issuance upon exercise of options granted



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under the Plan. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the optionee's purchase of shares pursuant to exercise of any option, on such terms as may be approved by the Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

        6.6 Option Period and Vesting. Subject to Section 6.14, options granted under the Plan shall vest and may be exercised as determined by the Administrator, except that no option may vest and become exercisable at any time prior to six months from the date the option is granted. Exercise of options after termination of the optionee's employment shall be subject to Sections 6.13 and 6.14. Each option granted hereunder and all rights or obligations under such option shall expire on such date as shall be determined by the Administrator, but not later than ten years after the date the option is granted, or five years after the date of grant in the case of an option recipient who at the time of grant owns more than 10% of the total combined voting power of all outstanding shares of all classes of stock of the Company or any of its parent or subsidiary corporations, and shall be subject to earlier termination as herein provided.

        6.7 Exercise of Options. To the extent that an optionee has the right to exercise an option, the option may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares, except that in no event shall the Company be required to issue fractional shares upon the exercise of an option, and the Administrator may, in its discretion, require that any exercise of an option be for at least 100 shares or, if less, the total number of shares for which the option is then exercisable. Any certificate(s) for outstanding securities of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s). In the event the certificate(s) tendered by the optionee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to disposition of the balance of the securities covered thereby. Notwithstanding any other provision of this Plan, the Administrator may impose such conditions upon the exercise of options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3, other relevant securities laws and rules, and any applicable section of or rule under the Code. Whenever shares of stock are to be issued upon exercise of an option granted under the Plan or subsequently transferred, the Administrator shall have the right to require the optionee or transferor to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of securities of the Company or by withholding a portion of the stock otherwise issuable upon exercise of an option.

        6.8 Nonassignability. No option granted under the Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 6.8, upon dissolution of marriage pursuant to a property settlement or domestic relations order, or (iii) as permitted on a case-by-case basis in the discretion of, and subject to such conditions as may be imposed by, the Administrator to permit transfers to immediate family members, family trusts or family foundations of the grantee under circumstances that would not adversely affect the interests of the Company. During the lifetime of an optionee, an option granted to him or her shall be exercisable only by the optionee (or the optionee's permitted transferee) or his or her guardian or legal representative. Notwithstanding the foregoing, Incentive Stock Options may not be assigned or transferred in violation of Section 422(b)(5) of the Code (or any successor provision) or the Treasury Regulations thereunder, and nothing herein is intended to allow such assignment or transfer."

        6.9 Limit on Incentive Stock Options. Subject to Section 12.1, the aggregate Fair Market Value (determined as of the time the option is granted) of the stock for which Incentive Stock Options granted to any one employee under all stock option plans of the Company and its parent and subsidiary corporations first become exercisable during any calendar year after December 31, 1986 shall not exceed $100,000.

        6.10 Restriction on Issuance of Shares. The issuance of options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.



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        6.11 Investment Representation. Any optionee may be required, as a condition of issuance of shares covered by his or her option, to represent that the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration, and in addition, the Company may issue stop transfer instructions to the transfer agent of the Company's securities restricting the transfer of such shares.

        6.12 Rights as a Shareholder or Employee. An optionee or transferee of an option shall have no rights as a shareholder of the Company with respect to any shares covered by any option until (i) the Company has received all amounts payable in connection with the exercise of the option, including the exercise price and any amounts required by the Company to satisfy tax withholding requirements, and (ii) a share certificate for such shares has been issued. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.15. Nothing in the Plan or in any grant or option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the optionee's employment at any time.

        6.13 Termination of Employment, Disability, or Death. In general, subject to Section 6.14, options shall be exercisable by an optionee (or his or her permitted successor in interest) following such optionee's termination of employment only to the extent that such options had become exercisable on or prior to the date of such termination. In the event an optionee ceases to be an employee of the Company and its subsidiaries for any reason (other than cause) while still living, any option or unexercised portion thereof granted to the optionee may, to the extent such option was exercisable by the optionee on or prior to the date he or she ceased to be an employee (or is accelerated pursuant to Section 6.14 to a date within three months of termination of employment), be exercised by the optionee within three months of the date on which he or she ceased to be an employee, but in any event not later than the date of expiration of the option. In the event of the death or disability (as defined in Section 105(d)(4) of the Code) of the optionee while he or she is an employee of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an employee for any reason other than cause, any option or unexercised portion thereof granted to the optionee may, to the extent such option was exercisable by the optionee on or prior to the date of death or disability (or is accelerated pursuant to Section 6.14 to a date within the period during which such option may be exercised as set forth below), be exercised by the optionee or, if the optionee is then deceased or incapacitated, by the optionee's personal representatives, heirs, or legatees at any time prior to the later of (i) one year from the date on which the optionee ceased to be an employee or (ii) the latest date the option could have been exercised by the optionee if not disabled or dead, but in any event, not later than the date of expiration of the option. Notwithstanding the foregoing, however, if an optionee's employment with the Company and its subsidiaries is terminated for cause, as determined by the Administrator in its sole discretion, all options held by such optionee shall expire on the date of termination of employment and thereafter shall not be exercisable in whole or in part.

        6.14 Modification, Extension, and Renewal of Options; Alteration of Vesting and Exercise Periods. Subject to the terms and conditions and within the specific limitations of the Plan, the Administrator may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised) except that no such modification, extension or renewal shall result in a reduction in the exercise price of such option. Without limitation of the foregoing and notwithstanding anything in this Plan to the contrary, the Administrator may at any time and from time to time in its discretion (i) designate shorter or longer periods than specified herein or in any particular option grant or agreement following the termination of an optionee's employment with the Company or any of its subsidiaries or the optionee's death or disability during which the optionee may exercise options, provided, however, that any shorter periods determined by the Administrator shall be effective only if determined at the time of the grant of the affected option or if such shorter period is agreed to in writing by the optionee, and any longer periods may not extend beyond the original termination date of the affected option; (ii) subject to the six-month minimum vesting period described in Section 6.6, accelerate vesting of an option in whole or part by increasing the number of shares purchasable at any particular time, provided that no such acceleration shall increase the total number of shares for which the option may be exercised; and
(iii) extend the period after death or disability or



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termination of employment during which vesting of all or any portion of any options that had not become exercisable on or prior to the date thereof may occur. Notwithstanding the foregoing, no option shall be modified in such a manner as to impair any rights of the optionee under the option, or to cause an Incentive Stock Option to cease to qualify as such, without the consent of the optionee.

        6.15 Recapitalization or Reorganization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan, the Maximum Annual Employee Grant, the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company affecting the Common Stock of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, reorganization, or consolidation, to exercise the optionee's option in whole or in part without regard to any installment exercise provisions in the optionee's option agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that an Incentive Stock Option shall not without the consent of the optionee be adjusted in a manner that causes the option to fail to continue to qualify as an Incentive Stock Option.

        7. Termination or Amendment of Plan. The Board or the Committee may at any time or from time to time suspend, terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except as specifically permitted by the Plan, no increase in the total number of shares issuable upon exercise of options granted under the Plan, no change in the class of persons eligible to receive options granted under the Plan, and no extension of the latest date upon which options may be granted under the Plan; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof without the consent of the holder of such option.

        8. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

        9. 1978 Non-Qualified Stock Option Plan. The Plan as set forth herein constitutes an amendment and restatement of the Company's 1978 Non-Qualified Stock Option Plan which was adopted in 1978. The Administrator may, in its discretion, authorize the conversion, to the fullest extent permitted by law, of Non-Qualified Stock Options granted under the 1978 Non-Qualified Stock Option Plan prior to such amendment to Incentive Stock Options under this Plan, as so amended. Any such options converted to Incentive Stock Options shall be treated as Incentive Stock Options for all purposes under the Plan; provided, however, that none of the terms or conditions of any of such options, including, but not limited to, the exercise price, the term of the option, and the time(s) within which the option may be exercised, shall be altered or amended by reason of such conversion.



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        10. Options Granted Prior to Amendment and Restatement. The Plan, as
amended and restated from time to time, shall, in the discretion of the Administrator, apply to and govern options granted under the Plan prior to the date of any such amendment or restatement, subject to the consent of any holder of an option who would be disadvantaged by application to such option of the Plan as amended and restated after the grant of such option.

        11. Term of Plan. Unless sooner terminated by the Board or the Committee in its sole discretion, the Plan will expire on November 10, 2004 (the "Termination Date"). Options may be granted under the Plan until midnight on the Termination Date, whereupon the Plan shall terminate. No options may be granted during any suspension of the Plan or after its termination. Notwithstanding the foregoing, each option properly granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

        12.    Miscellaneous.

        12.1 Plan Provisions Regarding Incentive Stock Options. Options originally granted as Incentive Stock Options but that subsequently become Non-Qualified Stock Options need not satisfy any requirements of the Plan applicable to Incentive Stock Options.

        12.2 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive, or compensation plans in effect for the Company or any of its subsidiaries, and the Plan shall not preclude the Company or any of its subsidiaries from establishing any other forms of incentive compensation for employees, directors, or advisors of the Company or any of its subsidiaries.

                                      # # #


As amended (Section 5, 6.4, 6.14) and restated 11/14/96
Amended 3/20/97:  (Section 6.8)



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